UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2012

ScanSource, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court

Greenville, South Carolina 29615

(Address of principal executive offices) (zip code)

(864) 288-2432

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 12, 2012, Richard P. Cleys advised the Company of his intent to retire as Vice President and Chief Financial Officer of the Company. The Company has begun a search for a chief financial officer with significant distribution and international experience. Mr. Cleys will continue in his current capacity to assist in the transition of his responsibilities. Richard Cleys’ retirement is expected to be effective upon the successful retention of a replacement, which is anticipated to occur during 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by ScanSource, Inc. on January 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

	By:	/s/ Michael L. Baur
January 12, 2012	Name: Its:	Michael L. Baur Chief Executive Officer

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